UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 28, 2006

GLOBALOPTIONS GROUP, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-117495	73-1703260
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Rockefeller Plaza, 27th Floor, New York, New York		10019
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (212) 445-6262

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On April 28, 2006, the Registrant advanced an additional $1,387,398.96 to Safir Rosetti, LLC in anticipation of the closing of the acquisition of all of the business and assets of Safir Rosetti, LLC, pursuant to the previously executed Asset Purchase Agreement dated January 27, 2006. It is expected that all deliverables will be received, and that the closing will take place on or prior to May 14, 2006. However, should the closing not take place by that date, this advance of funds, together with the $553,250 previously advanced, will be forfeited by the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 3, 2006	GLOBALOPTIONS GROUP, INC.

By: /s/ Harvey W. Schiller
Harvey W. Schiller, Ph.D.
Chairman and Chief Executive Officer